UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2012

DELTA PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-16203	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street Suite 4300 Denver, Colorado 80202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 293-9133

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 11, 2012, the United States Bankruptcy Court for the District of Delaware entered a Final Order Establishing Notification and Hearing Procedures for Trading in Equity Securities (the “Final Order”), which stipulates that a copy of the Final Order shall be filed as an exhibit to a report on Form 8-K. A copy of the Final Order is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Final Order Establishing Notification and Hearing Procedures for Trading in Equity Securities, dated January 11, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2012

Delta Petroleum Corporation

By:	/s/ Stanley F. Freedman
Stanley F. Freedman
Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Final Order Establishing Notification and Hearing Procedures for Trading in Equity Securities, dated January 11, 2012